UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14A-101)

Proxy Statement Pursuant to Section 14(a) of the

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AGERE SYSTEMS INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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On March 26, 2007, Agere Systems Inc. issued the following news release concerning its financial performance for the quarter ending March 31, 2007.

Contacts: Media Inquiries Robert Guenther 610-712-1514 (office) rguenther@agere.com	Investor Inquiries Sujal Shah 610-712-5471 (office) sujal@agere.com

Agere Systems Updates Second Quarter Fiscal 2007 Revenue Outlook

FOR RELEASE: MONDAY, MARCH 26, 2007

ALLENTOWN, Pa. -- Agere Systems (NYSE: AGR) today updated its outlook for the second quarter of fiscal 2007, primarily as a result of inventory corrections at several leading customers in its Networking and Storage businesses. Based upon recent developments, the company now expects revenues in the quarter ending March, 2007 to be approximately 12 percent lower than the $372 million reported in the quarter ended December, 2006. The company does expect GAAP earnings per share to increase substantially versus the December, 2006 quarter, reflecting the sale of its facility in Orlando, Florida and continued strong expense control.

The company views this as a short term revenue correction and not a fundamental change in its future business outlook.

About Agere Systems

Agere Systems is a global leader in semiconductors and software solutions for storage, mobility and networking markets. The company’s products enable a broad range of services and capabilities, from cell phones, PCs and hard disk drives to the world’s most sophisticated wireless and wireline networks. Agere’s customers include top manufacturers of consumer electronics and communications and computing equipment. Agere works to transform the performance of networks and consumer electronics by integrating systems knowledge and leading technology that enable people to stay connected -- perfecting the connected lifestyle.

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Agere, Agere Systems, and the Agere Systems logo are registered trademarks of Agere Systems Inc.

This release contains forward-looking statements based on information currently available to Agere. Agere’s actual results could differ materially from the results stated or implied by those forward-looking statements due to a number of risks and uncertainties. These risks and uncertainties include, but are not limited to, expenses related to and uncertainty resulting from our proposed merger with a subsidiary of LSI Logic Corporation, our reliance on major customers and suppliers, our ability to keep pace with technological change, our dependence on new product development, price and product competition, availability of manufacturing capacity, customer demand for our products and services, and general industry and market conditions. For a further discussion of these and other risks and uncertainties, see our annual report on Form 10-K for the fiscal year ended September 30, 2006, and our quarterly report on Form 10-Q for the quarter ended December 31, 2006. Agere disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction between Agere and LSI. In connection with the proposed transaction, LSI has filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 (the “Registration Statement”), which includes a definitive proxy statement/prospectus, dated February 5, 2007, and related materials to register the shares of LSI common stock to be issued in the merger. THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS CONTAIN IMPORTANT INFORMATION ABOUT LSI, AGERE, THE TRANSACTION AND RELATED MATTERS. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS CAREFULLY. Investors and security holders may obtain free copies of the Registration Statement, the Joint Proxy Statement/Prospectus and other documents filed with the SEC by LSI and Agere through the website maintained by the SEC at http://www.sec.gov. In addition, free copies of the Registration Statement, the Joint Proxy Statement/Prospectus and other documents may be obtained on the Agere website at http://www.agere.com and on the LSI website at http://www.lsi.com. The Registration Statement, the Joint Proxy Statement/Prospectus and other relevant documents may also be obtained free of charge from Agere by directing such request to Investor Relations, Agere Systems Inc., 1110 American Parkway N.E., Allentown, Pennsylvania 18109 and from LSI by directing such request to Investor Relations, LSI Logic Corporation, 1621 Barber Lane, Milpitas, California 95035. The contents of the websites referenced above are not deemed to be incorporated by reference into the Registration Statement or the Joint Proxy Statement/Prospectus. Agere, LSI and their respective officers, directors and employees may be deemed to be participants in the solicitation of proxies from their respective stockholders with respect to the proposed transaction. Information regarding the interests of these officers, directors and employees in the proposed transaction will be included in the Joint Proxy Statement/Prospectus.

Cautionary Statement Regarding Forward-Looking Statements

This document contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The forward-looking statements contained in this document include statements about future financial and operating results; benefits of the transaction to customers, shareholders and employees; potential synergies and cost savings resulting from the transaction; the ability of the combined company to drive growth and expand customer and partner relationships and other statements regarding the proposed transaction. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein. For example, if LSI and Agere do not each receive required shareholder approval or the parties fail to satisfy other conditions to closing, the transaction will not be consummated. In any forward-looking statement in which LSI or Agere expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: failure of the LSI and Agere shareholders to approve the proposed merger; the challenges and costs of closing, integrating, restructuring and achieving anticipated synergies; the ability to retain key employees; and other economic, business, competitive, and/or regulatory factors affecting the businesses of LSI and Agere generally, including those set forth in the filings of LSI and Agere with the Securities and Exchange Commission, especially in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of their respective annual reports on Form 10-K and quarterly reports on Form 10-Q, their current reports on Form 8-K and other SEC filings. LSI and Agere are under no obligation to (and expressly disclaim any such obligation to) update or alter their forward-looking statements whether as a result of new information, future events, or otherwise.